SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐Preliminary Proxy Statement

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☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

Not Applicable

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FOOTPRINTS DISCOVER VALUE FUND

a series of

Northern Lights Fund Trust III

17605 Wright Street, Omaha, NE 68130
(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 30, 2013

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust III (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Footprints Discover Value Fund (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on September 30, 2013, at 10:00 a.m., Eastern Time, for the following purposes:

1.

To approve the proposed amendment to the Fund’s diversification policy.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August 2, 2013, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on September 30, 2013

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.proxyonline.com/docs/davax.pdf.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call 1-866-853-1834 or vote by internet as indicated in the voting instruction materials, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

FOOTPRINTS DISCOVER VALUE FUND

a series of

Northern Lights Fund Trust III

17605 Wright Street, Omaha, NE 68130
(631) 470-2600

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 30, 2013, at 10:00 a.m. Eastern Time

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”) on behalf of Footprints Discover Value Fund (“the Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788 on September 30, 2013, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about August 9, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

Proposals
1. To approve the proposed amendment to the Fund’s diversification policy.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 2, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Hauppauge, NY 11788, or by calling 1-866-853-1834

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on September 30, 2013:

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Card are available at www.proxyonline.com/docs/davax.pdf.

1

PROPOSAL

TO APPROVE THE PROPOSED AMENDMENT TO THE FUND’S DIVERSIFICATION POLICY

Background

The Investment Company Act of 1940 (“the 1940 Act”) requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund.  The Fund is currently classified as a “diversified company” under the 1940 Act.  As a diversified fund, at least 75% of the total value of the Fund’s assets must be represented by cash and cash equivalents, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in  than 5% of the Fund’s the total assets and to not more than 10%  of the outstanding voting securities of such issuer (“Diversified Investments”).  Up to 25% of the Fund’s total assets may be invested without regard to these limitations.  The 1940 Act requires that shareholders approve any reclassification of a fund from diversified to non-diversified.

The Board of Trustees is recommending that shareholders approve an amendment to the Fund’s diversification policy reclassifying the Fund as a “non-diversified” company.  The 1940 Act defines a “non-diversified” company as any management company other than a diversified company.  Reclassification as a “non-diversified” company would give the Fund’s investment adviser greater flexibility in employing its “Absolute Value” strategy.

The Board, in a meeting on May 1, 2013, approved a proposal to reclassify the Fund as a “non-diversified” company, and believes it is in the best interest of the Fund and its shareholders to approve the reclassification.  The Fund’s investment adviser believes reclassification as a “non-diversified” company will create opportunities for the Fund to better employ its strategy not available under the Fund’s current classification by taking larger position in certain companies, as investment opportunities have been scarcer than originally anticipated by the investment adviser.  However, as a non-diversified fund, the Fund would have a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.  Additionally, as a non-diversified fund, the Fund may invest a greater portion of its assets in investments that represent more than 5% of its total assets in the securities of one or more issuers than a diversified fund.  Consequently, the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

It is important to note that the Fund will continue to be diversified for tax purposes.  For tax purposes, (i)no more than 25% of the Fund’s total assets may be invested in the securities of any one issuer (with the exception of U.S. Government securities and other regulated investment companies), and (ii) at least 50% of the Fund’s total assets must be invested in Diversified Assets.

Compliance with this regulation ensures that the Fund will continue to maintain some diversity in its investments despite reclassification as a “non-diversified” company for the purposes of the 1940 Act.

If the Proposal is approved by the shareholders of the Fund, the changes will be effective immediately.

The Board of Trustees unanimously recommends a vote “FOR” the Proposal

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011.  The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  Footprints Asset Management & Research, Inc., located at 11422 Miracle Hills Drive, Suite 208, Omaha, Nebraska, serves as investment adviser to the Fund.  Northern Lights Distributors, LLC, located at 17605 Wright Street Omaha, Nebraska, serves as principal underwriter and distributor for the Fund.  Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York provides the Fund with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, LLC, located at 17605 Wright Street Omaha, Nebraska, provides the Fund with compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Proposal, and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (a) submitting a duly executed proxy bearing a later date, (b) submitting a written notice to the President of the Trust revoking the proxy, or (c) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 847,269.4070 shares (847,269.4070 Class A Shares, 0 Class C Shares, 0 Class I Shares, and 0 Class N Shares) of beneficial interest of Footprints Discover Value Fund issued and outstanding.  All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the proposal for the Fund.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders representing a majority of the outstanding voting securities of the Fund is required for the approval of the Proposal for the Fund.  As defined in the 1940 Act, a vote of the holders representing a majority of the outstanding voting securities of the Fund means the vote of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum (at least 50% of the outstanding voting securities of the Fund will serve as a quorum for Proposal 1) and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of each proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, as of the Record Date, the following shareholder of record owned 5% or more of the outstanding shares of the Fund:

FOOTPRINTS DISCOVER VALUE FUND

Name and Address of Beneficial Owner	Share Class	Number of Shares Owned	Percent of Fund
Shoemaker, Daniel 3140 Plymouth Ave Lincoln, NE 68502	A	44,247.7880	5.22%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund may determine the outcome of any proposal submitted to the shareholders for approval.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, as of the Record Date, the Trustees and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust III, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies, estimated to be approximately $8,509, will be borne by the investment adviser.  In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing.  Certain officers, employees, and agents of the Trust and investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust’s administrator at 631-470-2600, or write the Trust at 17605 Wright Street, Suite 2, Omaha, NE 68130.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on September 30, 2013:

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Card are available at www.proxyonline.com/docs/davax.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated August 28, 2013

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL 1-866-583-1834.

Northern Lights Fund Trust III

17605 Wright Street, Omaha, NE 68130

FOOTPRINTS DISCOVER VALUE FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 30, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, James P. Ash and Brian Curley, each the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Footprints Discover Value Fund, to be held at the offices of the Trust’s administrator, 80 Arkay Drive Blvd., Hauppauge, NY 11788 on September 30, 2013, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth regarding the approval of: (i) proposed amendment to the Fund’s diversification policy (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF  NO  CONTRARY  DIRECTION  IS GIVEN WHEN THE DULY  EXECUTED  PROXY  IS RETURNED,  THIS PROXY  WILL BE VOTED “FOR”: (i) TO APPROVE THE PROPOSED AMENDMENT TO THE FUND’S DIVERSIFICATION POLICY (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature

Date

Signature (if held jointly)

Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.   THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.   PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy: VOTE BY PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free 1 (866) 853-1834 and provide the representative with the TAG ID found on the bottom left of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 10:00 P.M. and Saturday 12:00 P.M. through

6:00 P.M. Eastern Time.

VOTE BY MAIL:

Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL.

FOOTPRINTS DISCOVER VALUE FUND                                                                             PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   X

PROPOSAL:

1.

To approve the proposed amendment to the Fund’s diversification policy.

FOR	AGAINST	ABSTAIN
□	□	□

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy materials for the Shareholder

Meeting to be Held on September 30, 2013:

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Card are available at: www.proxyonline.com/docs/davax.pdf

THANK YOU FOR VOTING